UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by Registrant: ☒

Filed by a party other than the Registrant: ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

TREASURE GLOBAL INC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TREASURE GLOBAL INC

276 5th Avenue, Suite 704 #739

New York, New York 10001

Telephone: +6012 643 7688

https://ir.treasureglobal.co

October 26, 2026

To Our Stockholders:

We are pleased to invite you to attend a Special Meeting of Stockholders (the “Special Meeting”) of Treasure Global Inc (the “Company”), which will be held virtually on November 5, 2026 at 9:00 a.m. Eastern Time. The details regarding how to attend the meeting online and the matters to be voted on are more fully described in the accompanying Notice of Special Meeting and Proxy Statement.

At the Special Meeting, stockholders will be asked to consider and vote upon: (1) a proposal to approve an amendment to the Company’s Certificate of Incorporation authorizing the Board of Directors (the “Board”), without further stockholder approval, to effect a reverse stock split of the Company’s common stock at a ratio of any whole number within the range between one-for-two (1-for-2) to one-for-fifty (1-for-50), in order to maintain compliance with Nasdaq Listing Rule 5550(a)(2) (the “Split Authorization”); and (2) a proposal to approve an adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve Proposal 1 (the “Adjournment Proposal”).

Your vote is important. Whether or not you plan to attend the Special Meeting, we urge you to vote and submit your proxy as soon as possible. You may vote over the Internet, by telephone, or by completing and mailing the enclosed proxy card. If you attend the Special Meeting online, you may vote electronically during the meeting even if you previously returned a proxy.

We appreciate your continued support of Treasure Global Inc and look forward to your participation at the Special Meeting.

Sincerely,

Chong Chan “Sam” Teo

Acting Chief Executive Officer

Treasure Global Inc

TREASURE GLOBAL INC

276 5th Avenue, Suite 704 #739

New York, New York 10001

Telephone: +6012 643 7688

https://ir.treasureglobal.co

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held Virtually at 9:00 a.m. (Eastern Time) on November 5, 2026

To the Stockholders of Treasure Global Inc:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Treasure Global Inc, a Delaware corporation (the “Company”), will be held virtually on November 5, 2026 at 9:00 a.m. Eastern Time via a live webcast on the Internet. You will be able to virtually attend the Special Meeting online, vote and submit questions during the Special Meeting by visiting https://web.viewproxy.com/tgl/2026SM. The Special Meeting will be held for the following purposes:

(1)	To approve an amendment to the Company’s Certificate of Incorporation authorizing the Board, without further stockholder approval, to effect a reverse stock split of the Company’s common stock, to set the timing of a stock split, or to refrain from taking such action, at a ratio of any whole number within the range between one-for-two (1-for-2) to one-for-fifty (1-for-50) (the “Reverse Stock Split”) to maintain compliance with Nasdaq Listing Rule 5550(a)(2) (the “Split Authorization”) (Proposal 1); and

(2)	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve Proposal 1 (the “Adjournment Proposal”) (Proposal 2).

The items of business are more fully described in the proxy statement (“Proxy Statement”) accompanying this Notice of Special Meeting of Stockholders (the “Notice”). We are not aware of any other business to come before the Special Meeting. After careful consideration, the Board has determined that each proposal listed above is in the best interest of the Company and its stockholders and has approved each proposal. The Board of Directors recommends that stockholders vote FOR Proposal 1 and FOR Proposal 2.

WHO CAN VOTE?

Only holders of record of shares of the Company’s common stock at the close of business on September 18, 2026 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting. On the Record Date, there were 12,672,698 shares of common stock outstanding.

A complete list of the stockholders of record will be available at the principal executive offices of the Company, located at 276 5th Avenue, Suite 704 #739, New York, New York 10001, during regular business hours for a period of no less than ten (10) days before the Special Meeting.

Your vote is important. Whether or not you plan to attend the Special Meeting, we urge you to vote and submit your proxy as soon as possible to ensure your shares are represented. Voting instructions are included in the accompanying proxy materials.

By Order of the Board of Directors,

Chong Chan “Sam” Teo

Executive Director and Acting Chief Executive Officer

New York, New York

October 26, 2026

IMPORTANT: Whether or not you plan to attend the Special Meeting virtually, please submit your proxy or voting instructions as soon as possible. You may vote over the Internet at https://www.AALvote.com/tglSM, by telephone at 1-866-804-9616, or by completing, signing, dating, and returning the enclosed proxy card or voting instruction form in the envelope provided.

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TREASURE GLOBAL INC

276 5th Avenue, Suite 704 #739

New York, New York 10001

PROXY STATEMENT

For Special Meeting of Stockholders to Be Held on November 5, 2026

The Board of Directors (the “Board”) of Treasure Global Inc (the “Company,” “we,” “us,” or “our”) is soliciting your proxy for use at the Special Meeting of Stockholders (the “Special Meeting”) to be held on November 5, 2026 at 9:00 a.m. Eastern Time, or any adjournment or postponement thereof. We are first mailing our proxy materials on or about October 26, 2026. The proxy materials are available at https://web.viewproxy.com/tgl/2026SM.

Our executive offices are located at 276 5th Avenue, Suite 704 #739, New York, NY 10001.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING: Pursuant to the SEC rules on internet availability of proxy materials, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending an Internet Availability Notice to all stockholders of record as of the Record Date. All stockholders will have the ability to access the proxy materials on the website referred to in the Internet Availability Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Internet Availability Notice. The proxy materials, including the Notice of Special Meeting, this Proxy Statement and the form of proxy, are available at https://web.viewproxy.com/tgl/2026SM.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q: What is a proxy?

A: A proxy is your legal designation of another person to vote the stock you own. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. When you submit a proxy, you are designating Chong Chan “Sam” Teo, our Executive Director and Acting Chief Executive Officer, and Pusparajan a/l Vadiveloo, our Chief Financial Officer, as your proxies. They will vote your shares at the Special Meeting as you have instructed.

Q: What is a proxy statement?

A: A proxy statement is a document that regulations require us to give you when we ask you to designate one or more persons as proxies to vote your shares at the Special Meeting.

Q: What is the purpose of the Special Meeting?

A: At the Special Meeting, stockholders will vote upon: (1) the Split Authorization — approval of an amendment to the Company’s Certificate of Incorporation authorizing the Board to effect a reverse stock split of the Company’s common stock at a ratio of any whole number within the range between one-for-two (1-for-2) to one-for-fifty (1-for-50), in order to maintain compliance with Nasdaq Listing Rule 5550(a)(2); and (2) the Adjournment Proposal — approval of an adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve Proposal 1.

Q: Why am I receiving these materials?

A: You are receiving these materials because you were a holder of the Company’s common stock as of the Record Date. This Proxy Statement and the accompanying materials are available at https://web.viewproxy.com/tgl/2026SM. The Special Meeting will be held on November 5, 2026.

Q: How can I obtain the proxy materials?

A: A full set of the proxy materials, including this Proxy Statement, the Notice of Special Meeting of Stockholders and a proxy card, is being mailed to all stockholders of record as of the Record Date. The proxy materials are available at https://web.viewproxy.com/tgl/2026SM.

Q: Who may attend the Special Meeting?

A: Only stockholders of record as of the Record Date (September 18, 2026) or their authorized representatives, and guests of the Company, may attend the Special Meeting.

Q: What do I need to attend the Special Meeting online?

A: To attend the Special Meeting online, you must register in advance at https://web.viewproxy.com/tgl/2026SM before 11:59 p.m. Eastern Time on November 3, 2026. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you to access the Special Meeting and vote during the meeting.

Q: May stockholders ask questions at the Special Meeting?

A: Yes. As part of the Special Meeting, we will provide stockholders with the opportunity to ask questions. Questions must be submitted through the virtual meeting platform during the Special Meeting.

Q: Who may vote at the Special Meeting?

A: Only holders of record of the Company’s common stock as of the close of business on the Record Date (September 18, 2026) are entitled to vote at the Special Meeting. As of the Record Date, there were 3,484,484 shares of common stock issued and outstanding.

Q: What matters will I be voting on at the Special Meeting?

A: You will be voting on:

●	Split Authorization (Proposal 1): Approval of an amendment authorizing the Board to effect a reverse stock split of the Company’s common stock at a ratio of any whole number within the range between 1-for-2 to 1-for-50.

●	Adjournment Proposal (Proposal 2): Approval of adjournment of the Special Meeting if necessary to solicit additional proxies.

Q: How does the Board recommend that I vote?

A: The Board recommends that you vote:

●	FOR the Split Authorization (Proposal 1)

●	FOR the Adjournment Proposal (Proposal 2)

Q: How do I vote?

A: You can vote by Internet, telephone, or mail. To vote by Internet, go to https://www.AALvote.com/tglSM and follow the instructions. Votes submitted over the Internet or by telephone must be received by 11:59 p.m. Eastern Time on November 4, 2026. To vote by telephone, call 1-866-804-9616 and follow the recorded instructions. To vote by mail, complete, sign, date, and return the enclosed proxy card in the prepaid envelope provided.

Q: What if I change my mind after I have voted?

A: You may revoke your proxy and change your vote at any time before the polls close at the Special Meeting. You may revoke your proxy by signing and returning a new proxy card with a later date, re-voting over the Internet or by telephone, or attending the Special Meeting online and voting electronically.

Q: Who counts the votes?

A: The Company has appointed an Inspector of Election who will tabulate and certify all votes cast at the Special Meeting.

Q: What happens if I return my proxy card but do not provide voting instructions?

A: If you sign and return your proxy card but do not provide specific voting instructions, your shares will be voted in accordance with the Board’s recommendation on each proposal (i.e., FOR Proposal 1 and FOR Proposal 2).

Q: What should I do if I receive more than one proxy card?

A: If you receive more than one proxy card, it means you hold shares in more than one account. To ensure all your shares are voted, please submit a proxy or voting instructions for each proxy card you receive. If you have any questions, please contact our transfer agent, Vstock Transfer, at (212) 828-8436.

Q: What are broker non-votes and how do they affect the voting?

A: Broker non-votes occur when a broker, bank, or other nominee holding shares for a beneficial owner does not receive voting instructions from the beneficial owner and the broker, bank, or other nominee does not have discretionary authority to vote on a particular proposal. Broker non-votes are counted for purposes of determining a quorum. Abstentions or broker non-votes will have no effect on the outcome of Proposal 1.

Q: How many shares must be present to hold the Special Meeting?

A: A quorum is required for the Special Meeting to take place. The presence, virtually or by proxy, of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting as of the Record Date will constitute a quorum.

Q: How many votes are needed to approve each proposal?

A: The votes required for each proposal are as follows:

Proposals	Vote Required
1. Split Authorization;	Majority of the shares present and entitled to vote on the matter

2. Adjournment of the Special Meeting	Majority of the shares present and entitled to vote on the matter

Q: Do stockholders have dissenters’ rights or appraisal rights?

A: No. Stockholders do not have dissenters’ rights or appraisal rights in connection with the proposals to be considered at the Special Meeting under the Delaware General Corporation Law.

Q: Is my vote confidential?

A: Yes. The Company will maintain the confidentiality of individual stockholder votes. The Inspector of Election and the Company’s transfer agent will maintain the confidentiality of proxies and ballots.

Q: When will the results of the Special Meeting be announced?

A: We will report the final voting results in a Current Report on Form 8-K to be filed with the SEC within four business days after the Special Meeting.

Q: Are any directors or officers of the Company interested in the outcome of the proposals?

A: No. None of the directors or officers of the Company has any interest in the proposals to be voted upon at the Special Meeting other than their interests as stockholders of the Company.

Q: Are there other matters to be voted on at the Special Meeting?

A: The Board does not know of any other matter to be brought before the Special Meeting other than those described in this Proxy Statement. If any other matter properly comes before the Special Meeting, the proxy holders will vote on such matters in their discretion.

Q: Who should I call if I have questions?

A: If you have any questions about the proxy materials or the Special Meeting, or if you need assistance in voting your shares, please contact our proxy solicitor at +1 (866) 804-9616.

PROPOSAL 1 — TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION AUTHORIZING THE BOARD, WITHOUT FURTHER STOCKHOLDER APPROVAL, TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK, TO SET THE TIMING OF A STOCK SPLIT, OR TO REFRAIN FROM TAKING SUCH ACTION, AT A RATIO OF ANY WHOLE NUMBER WITHIN THE RANGE BETWEEN ONE-FOR-TWO (1-FOR-2) TO ONE-FOR-FIFTY (1-FOR-50) (THE “REVERSE STOCK SPLIT”) TO MAINTAIN COMPLIANCE WITH NASDAQ LISTING RULE 5550(a)(2) (THE “SPLIT AUTHORIZATION”)

Overview

The Board has approved an amendment to the Company’s Certificate of Incorporation to authorize the Board, without further stockholder approval, to effect a reverse stock split of the Company’s issued and outstanding common stock at a ratio between the range of one-for-two (1-for-2) and one-for-fifty (1-for-50), or to determine not to effect any split. The Board approved this amendment on October 15, 2026. If the Split Authorization is approved by the stockholders, the Board will have the authority to effect the reverse stock split at any time within twelve (12) months following the date of the Special Meeting.

The Company’s common stock has a par value of $0.00001 per share. The Board is seeking stockholder approval of the Split Authorization to maintain compliance with Nasdaq Listing Rule 5550(a)(2), which requires a minimum bid price of $1.00 per share for continued listing on the Nasdaq Capital Market.

Rationale for the Reverse Stock Split

The Board believes that a reverse stock split at a ratio between the range of 1-for-2 to 1-for-50 should result in an increase in the per share price of the Company’s common stock to approximately $11.075 per share (assuming a split ratio of 1-for-50), which the Board believes would be above the $1.00 minimum bid price requirement of Nasdaq Listing Rule 5550(a)(2). The Company’s common stock closed at $0.2215 per share on October 23, 2026, which is below the required minimum bid price of $1.00 per share.

The Board also believes that the current low per-share price of the Company’s common stock may negatively impact the marketability and liquidity of the Company’s common stock. Many brokerage firms have policies discouraging their brokers from recommending low-priced stocks to clients, and many institutional investors have policies prohibiting them from purchasing low-priced stocks. A higher per-share price resulting from the reverse stock split may encourage interest in our stock and promote greater liquidity for stockholders.

The Board believes that the decrease in the number of shares of common stock outstanding resulting from the reverse stock split could potentially generate increased interest in the Company’s common stock by the investment community.

Principal Effects of the Reverse Stock Split

Upon the filing and effectiveness of the Certificate of Amendment (attached hereto as Exhibit A), each number of shares of the Company’s issued and outstanding common stock determined by the Board within the authorized range will be automatically combined into one (1) share of common stock, without any action on the part of the stockholders. The rights and preferences of the common stock will remain the same after the reverse stock split. Our common stock will continue to be listed on the Nasdaq Capital Market under the symbol “TGL” pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended.

Each stockholder’s proportionate ownership of outstanding shares of common stock will remain approximately the same as a result of the reverse stock split, except for minor adjustments due to fractional share treatment. Fractional shares resulting from the reverse stock split will be rounded up to the nearest whole share.

Authorized but Unissued Shares

Following the reverse stock split, we will have approximately 253,454 shares of common stock outstanding (assuming a split ratio of 1-for-50 based on the shares outstanding of 12,672,698 as of October 26, 2026). However, the total authorized shares of common stock will remain at 600,000,000 shares. As a result, the number of authorized but unissued shares of common stock will increase substantially relative to the number of outstanding shares.

The availability of a large number of authorized but unissued shares of common stock may have the effect of enabling the Board to render more difficult, or to discourage, an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, which may have an anti-takeover effect. However, the Board has no current intention to use the additional available authorized shares for any anti-takeover purpose.

The Board may use additional authorized shares for a variety of corporate purposes in the future, including future public or private offerings of common stock to raise additional capital, issuances of stock in connection with acquisitions, strategic transactions, employee benefit plans, or other purposes.

Fairness of Process

The Board has not retained any outside appraiser or other financial advisor to assist in determining the fairness of the proposed reverse stock split to stockholders. The Board believes that the reverse stock split is in the best interests of the Company and its stockholders based on its own analysis of the Company’s financial condition and prospects, the Nasdaq listing requirements, and general market conditions.

Outstanding Shares — Effect of Reverse Stock Split

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Hypothetical Initial Market Value of Shares of Common Stock Authorized but Unissued and Unreserved*
Pre-Reverse Stock Split (as of October 26, 2026)	600,000,000	12,672,698	$130,092,997
Post-Reverse Stock Split (assuming a split ratio of 1:50)	600,000,000	253,454	$6,642,192,997

*	The hypothetical market value calculation is based on applying the closing price of the Company’s common stock of $0.2215 per share on October 23, 2026 and, for the post-reverse stock split figure, assumes a 1-for-50 reverse stock split ratio, resulting in an assumed post-split price of $11.075 per share. Actual results will depend on the closing price of the Company’s common stock at the time the reverse stock split is implemented.

Accounting Consequences

The reverse stock split will not affect the par value of the Company’s common stock, which will remain at $0.00001 per share. As a result, as of the effective date of the reverse stock split, the stated capital on the Company’s balance sheet attributable to the common stock will be reduced proportionately, based on the exchange ratio of 1-for-50, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net loss and net book value of the Company’s common stock will be adjusted retroactively to reflect the reverse stock split for all periods presented in the Company’s future financial statements. The Company’s earnings per share will be adjusted retroactively in accordance with ASC 260, “Earnings Per Share,” for all periods presented.

Potential Risks of the Reverse Stock Split

—	There can be no assurance that the reverse stock split will increase the per share price of the Company’s common stock or that such increase will be proportionate to the exchange ratio.

—	The reverse stock split will reduce the number of outstanding shares and may negatively impact the liquidity or trading volume of the Company’s common stock.

—	The increase in the number of authorized but unissued shares relative to outstanding shares could potentially be used by the Company to issue additional shares that may dilute existing stockholders.

—	A reverse stock split may be perceived negatively by the market as a sign of financial weakness, which could adversely affect the price of our common stock.

Implementation and Timing

The Board has the authority to file the Certificate of Amendment with the Delaware Secretary of State at any time within twelve (12) months following stockholder approval of the Split Authorization. The Board may elect not to implement the reverse stock split if it determines that it is not in the best interests of the Company and its stockholders.

Procedure for Effecting the Reverse Stock Split

The reverse stock split will become effective upon the filing of the Certificate of Amendment with the Delaware Secretary of State (the “Effective Date”). The form of the Certificate of Amendment to be filed is attached hereto as Exhibit A.

Certain U.S. Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of the reverse stock split to holders of our common stock. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case as in effect as of the date of this Proxy Statement.

For purposes of this summary, a “U.S. holder” is a beneficial owner of our common stock that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust if a U.S. court can exercise primary supervision over the administration of the trust and one or more U.S. persons can control all substantial decisions of the trust.

The reverse stock split is intended to constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the reverse stock split qualifies as a recapitalization, a U.S. holder generally should not recognize gain or loss on the reverse stock split, except potentially with respect to cash received in lieu of fractional shares. A U.S. holder who receives cash in lieu of a fractional share of our common stock pursuant to the reverse stock split generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis allocable to the fractional share.

Backup withholding at the applicable rate may apply to cash payments made pursuant to the reverse stock split unless the holder provides a correct taxpayer identification number and otherwise complies with the backup withholding requirements.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT. IT IS NOT A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS THAT MAY BE IMPORTANT TO YOU. TAX MATTERS ARE VERY COMPLICATED, AND THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO YOU WILL DEPEND ON YOUR SPECIFIC TAX SITUATION. WE STRONGLY URGE ALL STOCKHOLDERS TO CONSULT WITH THEIR OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN THEIR PARTICULAR CIRCUMSTANCES.

Vote Required

Approval of the Split Authorization requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting. Abstentions and broker non-votes, if any, are not votes cast and will have no effect on the outcome of this proposal.

The Board of Directors unanimously recommends that stockholders vote “FOR” Proposal 1.

PROPOSAL 2 — TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES (THE “ADJOURNMENT PROPOSAL”)

Background and Rationale

We are asking our stockholders to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, for the purpose of soliciting additional votes in favor of the Split Authorization if there are insufficient votes at the time of the Special Meeting to approve Proposal 1.

If the Adjournment Proposal is approved, the Special Meeting may be adjourned to a date not more than 30 days after the original date of the Special Meeting without further notice to stockholders, unless the adjournment is for more than 30 days, in which case notice of the reconvened meeting will be given. Alternatively, the Chairman of the meeting may recess or adjourn the meeting without a vote by stockholders if the Chairman determines that it is necessary or appropriate to ensure the orderly conduct of the meeting.

Brokers and other nominees generally have discretionary authority to vote on routine matters but do not have discretionary authority to vote on non-routine matters. The Adjournment Proposal is considered a routine matter; therefore, brokers may vote on this proposal without instructions from the beneficial owners.

For a description of certain risks relating to the Company and the Reverse Stock Split, please see the section of this Proxy Statement entitled “Risk Factors.”

None of our directors or executive officers have any interest in this proposal, other than as stockholders of the Company.

Vote Required

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock present virtually or represented by proxy at the Special Meeting and entitled to vote on this proposal. Abstentions will have the same effect as votes against this proposal. The Adjournment Proposal is considered a routine matter, so brokers may vote in their discretion without instructions from beneficial owners. Accordingly, there will be no broker non-votes on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 2).

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement and the documents incorporated by reference herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this Proxy Statement, the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “will,” “may,” “should,” “continue,” “project,” “target,” and similar expressions (or the negatives of such words) are intended to identify forward-looking statements. Such statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements.

Forward-looking statements in this Proxy Statement include, without limitation, statements regarding:

●	the anticipated effects of the reverse stock split on the Company’s common stock price and liquidity;

●	the likelihood that the reverse stock split will enable the Company to comply with the Nasdaq Capital Market minimum bid price requirement;

●	the Board’s expectations about the future price and trading activity of the Company’s common stock; and

●	other statements about the Company’s business, strategy, and operations.

Actual results could differ materially from those anticipated due to factors described in this Proxy Statement and in the Company’s other filings with the SEC, including under the section entitled “Risk Factors” included elsewhere in this Proxy Statement. These forward-looking statements speak only as of the date of this Proxy Statement. Except as required by applicable law or the rules and regulations of the SEC, the Company does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of September 18, 2026 (the “Record Date”), with respect to the beneficial ownership of the Company’s common stock by (i) each person known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (ii) each of our directors and named executive officers, and (iii) all directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated, the business address of each director and officer listed is 276 5th Avenue, Suite 704 #739, New York, New York 10001.

Name and Address of Beneficial Owner(1)	Title	Beneficially owned	Percent of Class(2)
Officers and Directors
Carlson Thow	Former Chief Executive Officer and Executive Director	—	—
Pusparajan a/l Vadiveloo	Chief Financial Officer	—	—
Kok Pin “Darren” Tan	Director	—	—
Wei Ping Leong	Director	—	—
YDM Tengku Dato’ Musahiddin Shah Bin Tengku Dato’ Seri Abdul Samad Shah Alhaj	Director	—	—
Chong Chan “Sam” Teo	Executive Director and Acting Chief Executive Officer	60,470	1.74%
Chan Meng Chun	Executive Director	57,407	1.65%
Y. Bhg. Datin Nurfatin Binti Mufti	Director	—	—

Officers and Directors as a Group (total of 8 persons)		117,877	3.38%

Note (1)	The address of each person is care of Treasure Global Inc, 276 5th Avenue, Suite 704 #739, New York, New York 10001.

Note (2)	Percentage ownership is based on 3,484,484 shares of common stock outstanding as of September 18, 2026.

RISK FACTORS

You should consider carefully all of the information set forth in this Proxy Statement, including the risks described below, before deciding how to vote your shares. In addition, you should carefully review the risk factors described in our Annual Report on Form 10-K for the fiscal year ended June 30, 2026, as filed with the SEC, which are incorporated herein by reference. The risks described below are not the only risks we face. Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also impair our business operations.

Potential Decline in Market Price After the Reverse Stock Split

There can be no assurance that the total market capitalization of our common stock after the reverse stock split will be equal to or greater than the total market capitalization before the reverse stock split. In many cases, the total market capitalization of a company following a reverse stock split is lower than the total market capitalization before the reverse stock split. Additionally, there is no guarantee that the per share price of our common stock will increase proportionately or remain at any particular level after the reverse stock split.

Reduced Liquidity of Common Stock

By reducing the number of shares outstanding, the reverse stock split may result in reduced liquidity of our common stock. A reduction in the number of shares outstanding may make it more difficult for stockholders to buy and sell shares of our common stock in the market and may result in a wider bid-ask spread. Reduced liquidity may also make it more difficult for us to raise capital in the future through sales of our equity securities.

Creation of Odd-Lot Holdings

The reverse stock split may result in some stockholders holding fewer than 100 shares of our common stock and thereby creating “odd-lot” holdings. Odd-lot holders may experience higher transaction costs or difficulty in selling their shares, as brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions in round lots (i.e., 100 share increments).

Continued Nasdaq Compliance Risk

Even if the reverse stock split results in an increase in the per share price of our common stock above $1.00, there is no assurance that our common stock will continue to meet the $1.00 minimum bid price requirement of Nasdaq Listing Rule 5550(a)(2) in the future. If our common stock were to fail to comply with Nasdaq listing requirements in the future, Nasdaq could initiate proceedings to delist our common stock from the Nasdaq Capital Market.

No Change to Business Fundamentals

The reverse stock split will not change the underlying business, operations, financial condition, or prospects of the Company. While we expect a proportionate increase in the per share price of our common stock, the reverse stock split will not change the Company’s aggregate market capitalization or the total equity value of the Company. The reverse stock split will not affect any stockholder’s proportionate ownership of the Company (except for adjustments due to fractional share rounding).

Increase in Authorized but Unissued Shares

Following the reverse stock split, we will have a significantly higher number of authorized but unissued shares relative to our total outstanding shares. These additional authorized shares may be issued for various purposes, including future public or private offerings of common stock, mergers, acquisitions, or employee benefit plans. The issuance of additional shares in the future may dilute the value of existing shares.

Negative Investor Perception

Reverse stock splits are sometimes perceived negatively by investors, analysts, and the market as a sign of financial weakness or an inability to grow organically. Such negative perceptions could adversely affect the market price of our common stock and our ability to attract institutional investors.

Accounting Adjustments and Comparability

The reverse stock split will require retroactive adjustments to reported per share figures, including earnings per share, book value per share, and other financial metrics. These adjustments may make it more difficult to compare our financial performance across periods, particularly in annual reports and other filings that contain multi-year financial data.

Administrative and Technical Implementation Risks

Implementation of the reverse stock split involves administrative and technical processes that could be subject to error or delay. These include the filing of the Certificate of Amendment with the Delaware Secretary of State, notification to and cooperation with Nasdaq, the SEC, and the Financial Industry Regulatory Authority (“FINRA”), and coordination with our transfer agent, Vstock Transfer, and the Depository Trust Company (“DTC”) for the adjustment of book-entry positions.

Broad Board Discretion

The Split Authorization gives the Board broad discretion to determine if and when to effect the reverse stock split within 12 months following stockholder approval, or to refrain from taking such action entirely. Stockholders may disagree with the Board’s decisions regarding the timing or implementation of the reverse stock split, but will have no further vote on the matter once the Split Authorization is approved.

Potential for Dilution from Unreduced Authorized Shares

The number of authorized shares of our common stock will remain at 600,000,000 shares following the reverse stock split, even though the number of outstanding shares will be reduced significantly. The availability of such a large number of authorized shares could enable the Board to issue additional shares that dilute existing stockholders, potentially without further stockholder approval.

Fractional Share Treatment and Tax Consequences

Stockholders who hold a number of shares not evenly divisible by the reverse stock split ratio selected by the Board will receive fractional shares that are rounded up to the nearest whole share. This could result in modest tax consequences for certain stockholders. Stockholders are urged to consult their own tax advisors regarding the specific tax consequences of the reverse stock split to them.

Uncertain Effect on Capital-Raising Ability

The reverse stock split may or may not improve the Company’s ability to raise capital in the public or private markets. A higher per share price resulting from the reverse stock split may make the Company’s stock more attractive to certain institutional investors; however, there is no assurance that the reverse stock split will facilitate future capital raises or improve the Company’s financing prospects.

Potential Anti-Dilution Adjustments

The reverse stock split may trigger anti-dilution adjustments in outstanding options, warrants, convertible instruments, or other securities that provide for adjustments in the event of a stock split or reverse stock split. Such adjustments could affect the economics of those instruments and could increase the potential dilutive impact of those instruments.

Market and Volatility Effects

Following the reverse stock split, the per share price of our common stock is expected to increase proportionately. However, the common stock price may be subject to significant volatility. Market conditions, investor sentiment, and other factors outside the Company’s control could cause the price of our common stock to decline significantly after the reverse stock split, potentially falling back below the $1.00 minimum bid price requirement.

Tax Considerations for Stockholders

Although the reverse stock split is intended to be a tax-free recapitalization for U.S. federal income tax purposes, stockholders should consult their own tax advisors about their individual tax situations. Non-U.S. stockholders may face different tax consequences in their home jurisdictions, and all stockholders should consider the tax implications of the reverse stock split before voting on Proposal 1.

Potential Impairment of Institutional Investment Interest

While a higher per share price may attract certain institutional investors, there is no assurance that institutional investors will invest in our common stock following the reverse stock split. Many institutional investors have minimum market capitalization requirements that the Company may not meet regardless of the reverse stock split.

Uncertain Nasdaq Listing Continuity

Even if the reverse stock split results in compliance with the Nasdaq minimum bid price requirement, we may be subject to other Nasdaq listing requirements that we may not be able to satisfy. Nasdaq may also initiate delisting proceedings for reasons other than the minimum bid price requirement, including failure to meet market capitalization, stockholders’ equity, revenue, or other listing standards.

Absence of Appraisal Rights

Stockholders do not have appraisal rights in connection with the reverse stock split under the Delaware General Corporation Law. This means that stockholders who object to the reverse stock split will not be entitled to receive cash for their shares and must instead accept the post-reverse-split shares.

Operational Coordination Risks

Implementation of the reverse stock split requires coordination among the Company, Nasdaq, the SEC, FINRA, and DTC. Delays or errors in this coordination process could result in disruptions to the trading of our common stock, including potential temporary suspension of trading, which could adversely affect stockholders.

Reputational and Market Perception Risk

A reverse stock split may be perceived as a sign of financial distress or operational failure, which could damage the Company’s reputation and make it more difficult to attract investors, partners, customers, and employees. Such reputational damage could have a material adverse effect on the Company’s business and stock price.

Costs of Implementation

The Company will incur costs in connection with the implementation of the reverse stock split, including legal, accounting, and administrative costs, as well as costs associated with filing the Certificate of Amendment and communicating with stockholders. These costs could adversely affect the Company’s financial condition.

Failure to Achieve Intended Market Effects

The primary purpose of the reverse stock split is to increase the per share price of our common stock above the Nasdaq minimum bid price of $1.00. However, there is no assurance that the market price of our common stock will increase in proportion to the reverse stock split ratio or remain above $1.00 for any period of time. The market for our common stock is subject to many forces, many of which are beyond our control.

Uncertainty of Stockholder Approval

If stockholders do not approve the Split Authorization (Proposal 1) at the Special Meeting or any adjournment thereof, the Company will be unable to implement the reverse stock split. Without the ability to implement a reverse stock split, the Company may be unable to comply with Nasdaq Listing Rule 5550(a)(2) and may face delisting from the Nasdaq Capital Market.

Failure to Regain or Maintain Nasdaq Minimum Bid-Price Compliance if the Reverse Stock Split is Not Approved or Implemented

Nasdaq Listing Rule 5550(a)(2) requires that listed securities maintain a minimum bid price of $1.00 per share. If our common stock trades below $1.00 per share for 30 consecutive business days, Nasdaq may provide us with written notice of our non-compliance with this requirement. Following such notice, we would typically have 180 calendar days to regain compliance with the minimum bid price requirement. If our common stock does not trade above $1.00 per share for at least 10 consecutive business days during the compliance period, Nasdaq may initiate delisting proceedings.

If our common stock were delisted from the Nasdaq Capital Market, the trading, liquidity, and market price of our common stock could be materially and adversely affected. Delisting could result in our common stock being traded only over-the-counter, which would significantly reduce the liquidity of our common stock and make it more difficult for stockholders to buy and sell shares. Delisting could also impair our ability to raise capital in the future, negatively affect our reputation and business relationships, and cause institutional investors who are required to invest only in exchange-listed securities to sell our common stock.

ADDITIONAL INFORMATION

Solicitation Expenses

The Company will bear all costs and expenses of this proxy solicitation, including the cost of preparing, printing, and distributing the proxy materials. In addition to solicitation by mail, proxies may be solicited personally, by telephone, by facsimile, by electronic mail, or by other means of communication by our directors, officers, and employees, without additional compensation. We may also retain an outside proxy solicitation firm to assist in the solicitation of proxies.

Householding

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the proxy statement may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of these documents to you if you write or call our Chief Financial Officer at 276 5th Avenue, Suite 704 #739, New York, New York 10001 or +6012 643 7688. If you want to receive separate copies of the proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or phone number.

Stockholders may also contact our Chief Financial Officer for a copy of any provision of our bylaws or other governance documents.

Other Matters

The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the proxy holders to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Chong Chan “Sam” Teo

Executive Director and Acting Chief Executive Officer

EXHIBIT A

AMENDMENT TO CERTIFICATE OF INCORPORATION

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF TREASURE GLOBAL INC*

(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)

Treasure Global Inc, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The Board of Directors of the Corporation has duly adopted a resolution, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth the following proposed amendment to the Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), and declaring such amendment to be advisable:

Article IV of the Certificate of Incorporation is hereby amended by adding the following at the end of the first paragraph of Article IV:

“Effective upon the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware (the “Effective Time”), each _____ shares of Common Stock, $0.00001 par value per share, issued and outstanding immediately prior to the Effective Time shall be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, $0.00001 par value per share, without any further action by the Corporation or the holder thereof; provided that no fractional shares shall be issued, and instead, each stockholder who would otherwise be entitled to receive a fractional share as a result of such combination shall receive one (1) additional whole share of Common Stock in lieu of such fractional share. The combination of shares as described herein is referred to as the ‘Reverse Stock Split.’ The total number of authorized shares of Common Stock shall remain unchanged at 600,000,000 shares.”

SECOND: The stockholders of the Corporation have duly approved this Certificate of Amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

*	Note: The Board of Directors, in its discretion, may elect to file this Certificate of Amendment without this provision. In the event that the Board of Directors determines not to effect the reverse stock split, the Board of Directors will not file this Certificate of Amendment.

 A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer this [●] day of [●], 2026.

TREASURE GLOBAL INC

By:
Name:	Chong Chan “Sam” Teo
Title:	Acting Chief Executive Officer

 A-2

TREASURE GLOBAL INC

PROXY CARD

NAME & ADDRESS HERE As a stockholder of TREASURE GLOBAL, INC., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. Eastern Time on November 4, 2026. PROXY VOTING INSTRUCTIONS Please have your 11 - digit control number ready when voting by Internet or Telephone. Vote Your Proxy by Phone: Vote Your Proxy by Mail: CONTROL NUMBER PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. TREASURE GLOBAL, INC. SPECIAL MEETING OF STOCKHOLDERS NOVEMBER 5, 2026 AT 9:00 a.m. EASTERN TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TREASURE GLOBAL, INC. The undersigned, revoking all prior proxies heretofore given, hereby appoints Chong Chan “Sam” Teo and Pusparajan a/l Vadiveloo, and each of them, as proxies, attorneys and agents, with full power of substitution, to vote all shares of common stock of Treasure Global, Inc . corporation, that the undersigned would be entitled to vote at the Special Meeting of Stockholders scheduled to be held on November 5 , 2026 at 9 : 00 a . m . Eastern Time . The Special Meeting will be held in virtual only format . In order to attend the meeting, you must first register at https : //web . viewproxy . com/tgl/ 2026 SM before 11 : 59 p . m . Eastern Time on November 3 , 2026 . If no designation is made, the shares will be voted as the Board of Directors recommends, as indicated on the reverse side, and in the discretion of the proxy upon such other matters as may properly come before the Special Meeting. NAME & ADDRESS HERE This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Signature BARCODE HERE Date Title Signature (Joint Owners) CONTROL NUMBER NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company, or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person. Address Change: (If you noted any Address Changes above, please mark box.) տ

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on November 5, 2026: The Proxy Statement is available at: https://web.viewprox y.com/tgl/2026 S M PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted “FOR” items 1 and 2. Your Board of Directors recommends a vote “FOR” item 1. Please mark your votes like this Your Board of Directors recommends a vote “FOR” item 2. 1. To approve an amendment to the Company’s Certificate of Incorporation authorizing the Board, without further stockholder approval, to effect a reverse stock split of the Company’s common stock, to set the timing of a stock split, or to refrain from taking such action, at a ratio of any whole number within the range between one - for - two (1 - for - 2) to one - for - fifty (1 - for - 50) (the “Reverse Stock Split”) to maintain compliance with Nasdaq Listing Rule 5550(a)(2) (the “Split Authorization”) (Proposal 1) ; and 2 . To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies (the “Adjournment Proposal”) (Proposal 2 ) . FOR տ AGAINST տ ABSTAIN տ FOR տ AGAINST տ ABSTAIN տ